UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4th, 2026

GP-Act III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42046	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Park Avenue, 2nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

+1 (212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GPATU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GPAT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GPATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On Mat 1st, 2026, GP-Act III Sponsor LLC, a Cayman Islands limited liability company (“Sponsor HoldCo”), and the three independent directors of GP-Act III Acquisition Corp. (the “Company”), holding all of the issued and outstanding Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”, also referred to as the “Founder Shares”), elected to convert all of their Class B ordinary shares into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A ordinary shares”), on a one-for-one basis, in accordance with the amended and restated memorandum and articles of association of the Company (the “Conversion”). As a result, 7,187,500 of the Company’s Class B ordinary shares were cancelled, and 7,187,500 Class A ordinary shares were issued to Sponsor HoldCo and the three independent directors.

Sponsor HoldCo and the three independent directors agreed that all of the terms and conditions applicable to the Founder Shares set forth in the Letter Agreement, dated May 8, 2024, by and among the Company, Sponsor HoldCo and the Company’s officers and directors (the “Letter Agreement”), shall continue to apply to the Class A ordinary shares into which the Founder Shares were converted, including the voting agreement, transfer restrictions and the waiver of any right, title, interest or claim of any kind in or to any monies held in the trust account established in connection with the Company’s initial public offering.

Following the Conversion, the Company has approximately 35,937,500 Class A ordinary shares issued and outstanding and no Class B ordinary shares issued and outstanding. A shareholder’s voting power consists of the combined voting power of the Class A ordinary shares and the Class B ordinary shares (prior to their conversion) owned beneficially by such shareholder. Therefore, there has been no impact on the votes required to approve proposals or on the counting of votes at any meeting of shareholders of the Company as a result of the Conversion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP-Act III Acquisition Corp.

Date: May 4th, 2026	By:	/s/ Rodrigo Boscolo
		Name:	Rodrigo Boscolo
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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